Exhibit 10.10

Sixth AMENDMENT

TO THE PRIME VENDOR AGREEMENT

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This Sixth Amendment to the Prime Vendor Agreement (the “Sixth Amendment”) is made and entered into by and between Dougherty's Holdings, Inc. (“Buyer”) and Cardinal Health 110, LLC and Cardinal Health 112, LLC (collectively referred to herein as “Cardinal Health”).

Recitals

Whereas, as part of an internal reorganization, a portion of the assets utilized to perform the obligations of Cardinal Health under the Agreement have been transferred from Cardinal Health 411, Inc. to Cardinal Health 112, LLC, an indirect, wholly-owned subsidiary of Cardinal Health, Inc. Therefore, in addition to Cardinal Health 110, LLC and Cardinal Health 112, LLC shall be added as a party to the Agreement.

WHEREAS, Cardinal Health and Buyer are parties to that certain Prime Vendor Agreement that was effective as of May 1, 2014 (hereinafter “Agreement”); and

WHEREAS, the parties entered into that certain First Amendment to the Agreement that was effective May 1, 2015 (the “First Amendment”); and

WHEREAS, the parties entered into that certain Second Amendment to the Agreement that was effective July 1, 2015 (the “Second Amendment”); and

WHEREAS, the parties entered into that certain Third Amendment to the Agreement that was effective October 1, 2015 (the “Third Amendment”); and

WHEREAS, on June 11, 2015 Dougherty's Pharmacy McAlester, LLC DBA The Medicine Shoppe was added as a Pharmacy to the Agreement; and

WHEREAS, on August 21, 2015 Dougherty's Pharmacy Springtown, LLC was added as a Pharmacy to the Agreement; and

WHEREAS, the parties entered into that certain Fourth Amendment to the Agreement that was effective January 1, 2016 (the “Fourth Amendment”); and

WHEREAS, the parties entered into that certain Fifth Amendment to the Agreement that was effective November 1, 2016 (the “Fifth Amendment”); and

WHEREAS, Cardinal Health and Buyer desire to amend the Agreement as set forth in this Sixth Amendment (the, "Sixth Amendment").

Statement of Agreement

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                Capitalized Terms. All capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning as is ascribed to them in the Agreement.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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2.       Dougherty Holdings, Inc. Generic Source Program Items Purchase Price. The Buyer shall be entitled to purchase generic Rx Products through the Generic Source Program at [***].  As of the effective date of this Sixth Amendment, the Generic Source Program contract portfolio to which the Buyer is attached is CHOICE Source. However, the parties hereby acknowledge and agree that the name of a given Generic Source Program contract may change or that the specific contracts that comprise the Generic Source Program contract portfolio to which the Buyer is attached may change from time to time.  In such an instance, the Buyer’s purchase price shall continue to be the [***].

3.       Effectiveness. To the extent provided herein, this Sixth Amendment supersedes or modifies any inconsistent provision of the Agreement.

4.       No Other Changes. Except as amended by the provisions in this Sixth Amendment, the Agreement shall remain in full force and effect.

5.       Sixth Amendment Effective Date. This Sixth Amendment is effective as of December 1, 2016.

6.       Counterparts. This Sixth Amendment may be executed in counterparts, each of which is deemed to be an original, and together all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have agreed to the foregoing:

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive, Suite 102	Cardinal Health 112, LLC
Dallas, TX 75248	7000 Cardinal Place
Dublin, Ohio 43017

Telecopy __________________	Telecopy: (614) 757-6000

By: /s/ Andrew J. Komuves, Jr.	By: /s/ Christopher A. Gersitz
Title: President of Pharmacies	Title: Director, Territory Sales
Date: Dec. 1, 2016	Date: Dec. 1, 2016

Account Number ____________________________

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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